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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      December 15, 1998
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                      Charles River Associates Incorporated
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Massachusetts               000-24049                    04-2372210
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


200 Clarendon Street, Boston, Massachusetts                             02116
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


Registrant's telephone number, including area code    (617) 425-3000
                                                  ------------------------------


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On December 15, 1998, Charles River Associates Incorporated ("CRA") completed the acquisition of certain of the assets and the assumption of certain of the liabilities of The Tilden Group, LLC, a California limited liability company ("Tilden"), for an aggregate $9.6 million in cash and CRA common stock. CRA acquired certain accounts receivable and work in process, fixed assets and the goodwill of Tilden (the "Assets").

      Tilden is a privately held consulting firm founded by Michael L. Katz and Carl Shapiro in Oakland, California. Tilden conducts economic analyses for litigation, public policy design, and business strategy development. CRA intends to use the Assets for similar business activities.

      The terms of the acquisition of Tilden, including the purchase price, were the results of arm's-length negotiations between CRA, on the one hand, and Tilden and Michael L. Katz and Carl Shapiro, on the other hand. The acquisition of Tilden is being accounted for as a purchase transaction. CRA paid the cash portion of the purchase price from its working capital.

      THE PRECEDING DISCUSSION IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ASSET PURCHASE AGREEMENT, A COPY OF WHICH IS INCLUDED AS AN EXHIBIT TO THIS CURRENT REPORT ON FORM 8-K AND IS INCORPORATED BY REFERENCE HEREIN.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

    EXHIBIT
    NUMBER        DESCRIPTION
    -------       -----------

      2.1 Asset Purchase Agreement dated as of December 15, 1998, among Charles River Associates Incorporated, The Tilden Group, LLC, Michael L. Katz and Carl Shapiro.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES RIVER ASSOCIATES INCORPORATED

Date: December 30, 1998           By: /s/ Laurel E. Morrison
                                      ------------------------------------------
                                      Laurel E. Morrison
                                      Chief Financial Officer, Vice President,
                                       Finance and Administration, and Treasurer







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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER        DESCRIPTION
    -------       -----------

      2.1 Asset Purchase Agreement dated as of December 15, 1998, among Charles River Associates Incorporated, The Tilden Group, LLC, Michael L. Katz and Carl Shapiro.